Exhibit 99.1

Allied Esports Entertainment Board of Directors Authorizes $10 Million Stock Repurchase Program

New York, NY. (November 21, 2022) — Allied Esports Entertainment, Inc. (NASDAQ: AESE) (the “Company”), a global esports entertainment company, today announced that the Company’s Board of Directors (the “Board”) has authorized a stock repurchase program of up to $10 million of its outstanding shares of common stock. The manner, timing and amount of any purchase will be based on an evaluation of market conditions, stock price and other factors.

“Allied Esports Entertainment is committed to maximizing shareholder value, and we feel this stock repurchase authorization is a positive step towards this goal,” said Ms. Yinghua Chen, Chief Executive Officer. “We believe the current share price does not reflect the Company’s intrinsic value and this action underscores the Board’s confidence in the Company. Given our strong balance sheet, we believe this share repurchase program is a timely and appropriate use of the Company’s capital resources.”

Repurchases under the program will be made in open market transactions in compliance with the Securities and Exchange Commission Rule 10b-18 and federal securities laws. The stock repurchase program is expected to be completed over the next 24 months. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be extended, suspended or discontinued at any time at the Company's discretion. The stock repurchase will be funded using the Company's working capital. Any shares purchased under this program will be returned to the status of authorized but unissued shares of common stock.

About Allied Esports Entertainment

Allied Esports Entertainment, Inc. (NASDAQ: AESE) is a global esports entertainment venture dedicated to providing transformative live experiences, multiplatform content and interactive services to audiences worldwide. For more information, visit alliedesports.gg.

Forward-Looking Statements

This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to meet Nasdaq’s continued listing standards; our ability to execute on our business plan; the ability to retain key personnel; potential litigation; general economic and market conditions impacting demand for our services; a change in our plans to enter into one or more future acquisition or strategic transactions using the net proceeds from the sale of our World Poker Tour business in 2021; a change in our plans to effectuate our stock repurchase program; and our ability to, or a decision not to pursue, strategic options for the esports business. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AESE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on May 26, 2022, as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC.

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Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media Contact:

Brian Fisher

Allied Esports Entertainment

brian@alliedesports.com